Exhibit 99.1

Friends of Finance March 2011 Dave Lamp, President

Holly Corporation Disclosure Statement 2 Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions and risks and uncertainties with respect to our proposed "merger of equals" with Frontier Oil Corporation, including our ability to complete the merger in the anticipated timeframe or at all, the diversion of management in connection with the merger and our ability to realize fully or at all the anticipated benefits of the merger. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the most recent reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Presentation Topics HOC Company Overview Focused Growth Orientation Tulsa Refineries What's next for refiners? Questions 4

Holly Investment Highlights Holly Investment Highlights 5 1 - HEP's annualized cash distributions as of 12/31/10 to HOC exceed $39M (LP - $25M, GP-$14M). Annualized distributions are calculated using HEP distributions received in 4Q10 then multiplied times 4 (Qtrs). 1

Overview of Holly and HEP 6 Holly Corporation (NYSE: HOC) Holly's refineries operate in Southwest, Rockies & Mid-Continent markets Over 250,000 bpsd of refining capacity and average complexity of over 12.0 Refineries directly connected to domestic or Canadian crude trading hubs Owns 100% of GP and 7.3 million LP units of Holly Energy Partners (NYSE: HEP) Holly Energy Partners (NYSE: HEP) Over 2,500 miles of refined product & crude pipelines 11 Terminals & 8 loading rack facilities in 7 Western and Mid-continent states Over 6 million bbls of refined product & crude oil storage 25% interest in Salt Lake pipeline, a joint venture with Plains, delivering crude oil into the Salt Lake valley

Holly Historical EBITDA (in millions) 7 *Definition for non-GAAP measures such as EBITDA or Margins are located on page 21. * *

HOC's Advantaged Markets 8 1 - Gasoline and Diesel cracks are determined using Spot market prices and NYMEX crude oil (WTI) postings for each respective period and market. These are not HOC specific cracks and are intended to display general market trends with respect to both gasoline and diesel. 1 2 HOC's Markets consistently trade above Gulf Coast Benchmarks

Conservative Balance Sheet and Strong Returns on Capital 1 - Debt levels exclude Sunoco Logistics (SLX) Debt 2 - HOC debt excludes HEP Debt (which is non recourse to HOC). 3 - HOC Cash @ 12/31/2010. * Supporting calculations /details are located on page 20 - 21 Net debt to total cap of -4% @ 12/31/10 ($229M cash) Highest ROIC among peers 3 3 1 2 4 9 9 9 2 1 * *

Presentation Topics HOC Company Overview Focused Growth Orientation Tulsa Refineries What's next for refiners? Summary 10

HOC Growth - Thru Strategic Investments & Acquisitions Approx $500mm invested for enhanced feedstock flexibility and modest growth Synergistic acquisitions of Tulsa refineries at less than $1,000 per daily bbl Uniquely positioned among peers to enter up-cycle at twice our 2008 capacity 11 Tulsa East & West HOC: Navajo & Woods Cross Refinery Capacity

US & OK Refining History: A Volatile & Capital Intensive Business US Refining No new refinery has been built since 1976 The number of operable refineries in the US has dropped more than half since 1980 1981 301 Refineries 17.9 mbpd - Total Capacity Avg. Capacity - 59 tbpd 2010 130 Refineries 17.8 mbpd - Total Capacity Avg. Capacity - 136 tbpd Oklahoma Refining Refining industry in Oklahoma has displayed the same general trend as evidenced in the US Refining industry 1981 13 Refineries 519 tbpd - Total Capacity Avg. Capacity - 40 tbpd 2010 4 Refineries 480 tbpd - Total Capacity Avg. Capacity - 120 tbpd 12 Low profits and high costs required to comply with environmental requirements have driven refineries to consolidate operations and close.

Holly's Tulsa Refinery History

HOC West Plant *(Legacy Sunoco)*

- 1913 - Cosden and Company started the refinery with batch stills along the Arkansas River
- 1925 - Name changed to Mid-Continent Petroleum
- 1955 - Mid-Continent merged with Sunray (exploration and production company)
- 1968 - SunRay merges with Sun Oil

- ***2009*** – Holly purchases ($65M) 85tbpd refinery from Sunoco (***Jun***)
- 2009 – Holly sells ($17.5M) Tulsa logistics assets to HEP (Aug)
- 2009 – Holly sell ($40M) Tulsa storage assets to Plains (PAA) (Oct)

HOC East Plant *(Legacy Sinclair)*

- 1910 - Refinery started by Texaco
- 1982 - Texaco shut down the Tulsa Refinery
- 1983 - Refinery purchased by Sinclair
- 2007 - Sinclair announces a $1 billion expansion of refinery
- 2008 - Sinclair postpones expansion plans

- ***2009*** - Holly purchases ($128.5M) the 75tbpd Sinclair refinery (***Dec***)
- 2010 – Holly sells (Mar) storage and logistics assets to HEP ($89M)

- ***1Q10*** – Holly begins to integrate personnel between West and East plants and defines combined capacity of 125,000 bpd
- ***2010 – 2011***: Holly plans to integrate and optimize the two plants operations while satisfying compliance requirements. Total estimated Capex: $100M (includes interconnect pipelines and tie ins)

HOLLY CORPORATION

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THE UNIVERSITY of TULSA

Tulsa Refinery Overview 14 Holly has begun to integrate the operations of the two refineries which combine to form one complex 125,000 BPD refinery New interconnect lines are expected to be placed into service in early 2011 to further integrate the two facilities Processes predominantly a sweet crude slate with up to 10,000 bpd capacity of heavy (CAD) crudes Nelson Complexity rating of over 14.0 Annual maintenance capex approximately $25 million Production Mix Overview Operating Summary 1 1 - Amounts reported for the Tulsa Refinery for 2009 include crude oil processed and products yielded from the refinery for the period from 6/09 through 12/09 only, and then averaged over 365 days for the year ended.

Holly's economic contributions to Tulsa / OK Holly's Annual Economic Impact: $600M Local Economy Impact - $400M Statewide / Regional Impact - $600M HOC's Annual Tulsa Spend: $225M Payroll - $65M HOC & HEP Employees - 618....Among Tulsa area Top 50 private industry employers Each refinery employee results in .75 - 1.2 FTE being hired in the local economy Operating Expenses - $220M Local & State Taxes Paid - $3.5M Oklahoma Crude Oil Purchases - $1.2B 2010 - 2011 Estimated Capital Expenditures: $100M Ultra Low Sulfur Diesel Project - $23M Interconnect Pipelines (HEP) - $25M Refinery Integration / Interconnect work - $10M Benzene Reduction Project - $29M Infrastructure & other - $13M 15 1 1 1 1 1 - These estimates are based on an Economical Analysis of Petroleum Refineries in Oklahoma that was prepared for the Oklahoma Secretary of Energy in April 2005. Economic impact was determined using annual spend components and multipliers that were incorporated in this study. 2 - 40,000 bpd @ $85/barrel x 365 days 2

Presentation Topics HOC Company Overview Focused Growth Orientation Tulsa Refineries What's next for refiners? Questions 16

Challenges Compliance standards require significant capital and will continue to increase going forward Recent mandates: Ultra low sulfur diesel standards Reduced benzene levels in gasoline Proposed mandates: Clean Air Act / Greenhouse Gas Emissions E15 - 15% ethanol blending Low Carbon Fuel Standards Tier III Gasoline Demand destruction...less potential in short term (next 8 - 10 years) and more so in the next decade Increased CAFE standards and auto fleet efficiency improvements (electric & hybrid cars) Renewable fuel standards that increase the % of Ethanol in the total gasoline supply pool Increased Gasoline / Diesel fuel price driven by rising global crude oil demand (Asia, Middle East, Latin America) Increased International Refining competition New refineries are being built in Asia and Middle East that are significant in size and complexity Provides import threat to the US Potential to reduce US Exports that could drive domestic oversupply and overcapacity More Refining closures to take place with the majority occurring in Europe US Refineries will continue to shutter over the next decade (500,000 bpd over the next 5 years) European refineries will have a greater capacity taken off line (1 million bpd over the next 5 years) US refineries are more complex with a greater access to crudes and advantaged markets Opportunities Independent refiners will grow as a % of US refining capacity...Majors will continue to shed refining assets Domestic capacity additions will be minimal, driven in tandem with compliance efforts and only in growing markets US Exports will continue to grow with Latin America increasing its share Diesel demand growth will outpace gasoline driven by international demand for transportation and power generation...largely in China, Middle East and Latin America What's next...for Refiners? 17 36 mpg 36 Bgals

What's Next...for Holly? Refining Cardinal Sins...what we live by Never take on too much debt Never overpay for an asset / refinery Stay Away From Liquidity Points (Merchant Refining centers) Capitalize on options Continue to invest and optimize your refining and logistics assets Advantaged Crude Access to low cost and multiple crudes Transportation / logistics cost advantage Stable / consistent supply Advantaged refineries Emphasis on more complex and flexible refineries that allow for higher conversion Maintain and Continuously improve your asset Advantaged markets Tight supply / demand balance helping support stronger margins Insulated from resupply...both foreign and domestic Growing population and economic markets Don't grow for the sake of getting bigger...take advantage of opportunities when they are: 2 + 2 = 5 Place Health and safety first for not only our employees but our contractors and neighboring communities 80 / 20 Rule Have some dry powder so that you can pull the trigger when good opportunities do come along (Tulsa) Relentlessly pursue ongoing process improvements and cost reductions 18

Questions? 19

Financial metrics 20 **Debt level for Sunoco excludes Sunoco Logistics (SXL) debt. Holly debt excludes HEP debt. All amounts are based on publicly-available financial statements which we have assumed to be accurate.

21 Definitions Non GAPP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Refining gross margin or refinery gross margin: the difference between average net sales price and average costs of products per barrel of produced refined products. This does not include the associated depreciation, depletion and amortization costs. Refining gross margin or refinery gross margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical refining gross margin or refinery gross margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2010 10-K filed February 25, 2011. Net Operating Margin: Net operating margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical net operating margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2010 10-K filed February 25, 2011. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2010 10-K filed February 25, 2011 Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. 5 Year Return on Invested Capital: A measurement which for our purposes is calculated using the 5 year average Net Income divided by the sum of the 5 year average of Total Equity and Long Term Debt. We consider ROIC to be a meaningful indicator of our financial performance, and we evaluate this metric because it measures how effectively we use the money invested in our operations. IDR: Incentive Distribution Rights BPD: the number of barrels per calendar day of crude oil or petroleum products. BPSD: the number of barrels per stream day of crude oil or petroleum products. MMSCFD: million standard cubic feet per day. Gas Oil Hydrocracker: a refinery unit which uses catalyst at high pressure and temperature and in the presence of hydrogen to convert high boiling point hydrocarbons to light transportation fuels and low sulfur FCC feedstock. Solvent deasphalter / residuum oil supercritical extraction ("ROSE"): a refinery unit that uses a light hydrocarbon like propane or butane to extract non asphaltene heavy oils from asphalt or atmospheric reduced crude. These deasphalted oils are then further converted to gasoline and diesel in the FCC process. The remaining asphaltenes are either sold, blended to fuel oil or blended with other asphalt as a hardener..

22 Holly Corporation (NYSE: HOC) 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Dave Lamp, President Dave.lamp@hollycorp.com 214-871-3555 www.hollycorp.com